STOCK PURCHASE AGREEMENT


     This Stock Purchase Agreement (this "Agreement") is made as of the 31st day of August, 1999, by and between Stan A. Fischer (the "Seller"), Open Plan Systems, Inc., a Virginia corporation (the "Company") and those persons named as Buyers in Exhibit A hereto (collectively, excluding the Company, the "Buyers" and each a "Buyer").

                                                     RECITALS:

     WHEREAS, the Seller is the legal and beneficial owner of 993,542 issued and outstanding shares (the "Shares") of the common stock of the Company; and

     WHEREAS, the Seller desires to sell, and the Buyers and the Company desire to purchase, all of the Shares on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                         SALE AND DELIVERY OF THE SHARES

     1.1 Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, at the closing of the transactions contemplated by this Agreement (the "Closing"), the Seller agrees to sell, transfer, assign and convey to each of the Buyers and the Company, and the Buyers and the Company severally agree to purchase, acquire and accept from the Seller, the number of Shares set forth opposite the name of each on Exhibit A hereto.

     1.2 Purchase Price. The purchase price for each Share shall be $2.50, and the aggregate respective purchase price for the Shares to be paid by each of the Buyers and the Company ("Purchase Price") is set forth opposite the name of each in Exhibit A. At the Closing, each Buyer and the Company shall pay to the Seller its respective Purchase Price for the Shares in immediately available funds in the form of a certified or cashier's check payable to the Seller or by wire transfer to a bank account designated by the Seller at least three (3) days prior to the Closing.

     1.3 Delivery of Share Certificates. At the Closing, the Seller shall deliver to the Buyers and the Company certificates representing the Shares accompanied by duly executed stock powers prescribing transfer to each Buyer and the Company in the amounts set forth on Exhibit A. In order to assure the smooth administration of the Closing, the Seller agrees to deliver to Williams, Mullen, Clark & Dobbins, P.C., counsel to the Company ("WMCD"), such stock certificates and stock powers at least seven (7) days prior to the Closing, to be held by WMCD on behalf of the Seller until the Closing.

     1.4 Closing Date and Time. The Closing shall take place on September 15, 1999 at 11:00 a.m. (Richmond, Virginia time) at the offices of WMCD, 1021 East Cary Street, Richmond, Virginia 23219, or at such earlier date and time as may be mutually agreed upon by the parties (the day of the Closing is referred to herein as the "Closing Date").

     1.5 Seller's Further Assurances. At any time and from time to time after the Closing, at the request of a Buyer or the Company and without further consideration, the Seller shall execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as such Buyer or the Company may reasonably request to more effectively transfer, convey and assign to such Buyer or the Company the respective Shares to be transferred to him, to confirm such Buyer's or the Company's title thereto, to assist such Buyer or the Company in exercising all rights with respect thereto and/or to carry out the purpose and intent of this Agreement.

                                   ARTICLE II

                    CERTAIN COVENANTS RELATING TO THE COMPANY

     2.1 Registration of Shares.

     (a) Following the Closing, the Company shall use its reasonable best efforts to file as soon as practicable a registration statement (the
"Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), to register the resale of the Shares by the Buyers and to cause such registration statement to become effective as soon as practicable after the filing thereof with the SEC. The Company shall use its reasonable best efforts to maintain the effectiveness of such registration statement for a period ending on the earlier of (i) the second anniversary of the Closing Date, (ii) all of the Shares having been sold by the Buyers, or (iii) the Shares having ceased to be outstanding.

     (b) The Company shall notify the Buyers at any time when a prospectus is required to be delivered under the Securities Act with respect to one or more of the Shares, and of the Companys becoming aware that a prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall proceed as soon as practicable to prepare and furnish to the Buyers a reasonable number of copies of an amendment to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

     (c) The Company shall notify the Buyers in the event of the issuance of any stop order of which the Company or its counsel is aware suspending the effectiveness of the Registration Statement or any order suspending or preventing the use of any related prospectus or suspending the registration or qualification of any Shares for sale in any jurisdiction, and in such event the Company shall use its reasonable best efforts to obtain the withdrawal of any such order as soon as practicable.

     (d) The Buyers agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 2.2(b) or (c) above, the Buyers will forthwith discontinue the transfer or disposition of any Shares pursuant to the prospectus relating to the Registration Statement covering such Shares until the Buyers receive copies of the amended or supplemented prospectus contemplated by Section 2.2(b) or the withdrawal of any order contemplated by Section 2.2(c), and, if so directed by the Company, the Buyers will deliver to the Company all copies, other than permanent file copies then in the Buyers' possession, of the prospectus covering such Shares at the time of receipt of such notice.

     (e) The Buyers, severally and not jointly, will, and hereby agree to, indemnify and hold harmless and defend the Company and the Company's officers, directors, employees, agents, representatives and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any alleged untrue statement in, or any omission or alleged omission from, the Registration Statement, any prospectus or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Buyer from time to time specifically for use in the Registration Statement, or the prospectus or any such amendment or supplement thereto. Such indemnity shall survive the transfer of the Shares by the Buyers.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller represents and warrants to each of the Buyers and the Company, as of the date of this Agreement and as of the Closing, as follows:

     3.1 Beneficial Ownership of the Shares. The Seller beneficially owns the Shares, which consist of 993,542 issued and outstanding shares of the common stock of the Company. The Seller beneficially owns no other issued and outstanding shares of common stock of the Company. For the purposes of this Agreement, beneficial ownership means ownership determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     3.2 No Encumbrances on Shares. The Seller is the sole record and beneficial owner of the Shares, and has good and marketable title to the Shares free and clear of any liens, encumbrances, pledges, security interests, restrictive agreements, options, rights of first refusal, transfers or restrictions, conditional sales agreements, voting trust arrangements or claims of any nature whatsoever (collectively, "Encumbrances"), and the Seller has the absolute right, power and capacity to sell, assign and deliver the Shares to each of the Buyers and the Company free and clear of any such Encumbrances. At the Closing, upon payment of the Purchase Price for the Shares, the respective Buyers and the Company shall receive good and merchantable title to the respective Shares transferred to each of them, free of any Encumbrance or interest whatsoever of any third party.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE BUYERS

     Each Buyer, severally and not jointly, represents and warrants, as of the date of this Agreement and as of the Closing Date, as follows:

     4.1 Shares are Restricted until Registration. Each Buyer understands that the Shares to be purchased by him have been sold in reliance upon, among other things, the representations made by him herein, and have not been registered under the Securities Act or the securities laws of any state. Each Buyer understands and agrees that the Shares to be purchased by him, or any portion thereof, will not be freely transferable and may not be resold, transferred or assigned by him except (i) pursuant to the Registration Statement during the effectiveness thereof and subject to the provisions of Article II hereof, or
(ii) upon the delivery to the Seller of an opinion of legal counsel for such Buyer stating that registration is not required under applicable federal and state securities laws. Each Buyer agrees that a statement or legend reflecting the foregoing limitations on the resale or transfer of the Shares, or any portion thereof, may appear on any certificate evidencing the Shares; provided, however, that the Company consents to the removal of any such legend upon the Registration Statement becoming effective and remaining effective during the period described in the second sentence of Section 2.1(a).

     4.2 No Distribution of the Shares. Each Buyer seeks to acquire the Shares for investment for his own account and beneficial interest (and not for the account or interest of any other person or persons) and has no present intention of dividing them with others or reselling, assigning or otherwise distributing the Shares to others.

     4.3 Available Information. Each Buyer understands and agrees that:

     (a) The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information with the SEC and that:

     (i) such reports, proxy statements and other information filed by the Company are available to the Buyer and can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549-1004, and at various regional offices of the SEC;

     (ii) copies of such materials can be obtained by the Buyer by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549-1004, at prescribed rates; and

     (iii) the SEC maintains a website (http://www-sec.gov) that contains reports, proxy statements and other information regarding the Company, which may be accessed by the Buyer.

     (b) The Buyer acknowledges receipt of and has reviewed the copy of the Company's report on Form 10-Q for the quarter ended June 30, 1999, which is attached hereto as Exhibit B.

     (c) The Buyer acknowledges receipt of, and has reviewed, the Company's 1998 Annual Report to Shareholders and Proxy Statement dated April 13, 1999, which have been provided to all shareholders of record.

     (d) In determining whether or not to make an investment in the Shares, the Buyer has relied solely upon information set forth in the SEC filings and other reports described above and independent investigations made by him and his purchaser representative(s), if any.

     (e) The Buyer and his purchaser representative(s), if any, have been given ample opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Shares and to obtain additional information necessary to verify the accuracy of the information set forth in the SEC filings and other reports set forth above.

     4.4 Accredited Investor. The Buyer is an "accredited investor" as such term is defined under Rule 501 of the Securities Act because:

     (a) The Buyer is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (b) The Buyer is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level in the current year;

     (c) The Buyer is a director or executive officer of the Company; or

     (d) The Buyer is an entity in which all the equity owners are accredited investors.

     4.5 Sophisticated Investor.

     (a) The Buyer, either alone or with a purchaser representative, has a sufficient degree of sophistication to understand and evaluate the merits and risks associated with an investment in the Shares.

     (b) The Buyer's overall commitment to investments which are not readily marketable is not disproportionate to his net worth and his investment in the Shares will not cause such overall commitment to become excessive.

     (c) The Buyer has adequate net worth and means for providing for any current needs and contingencies such that he is able to sustain a complete loss of his investment in the Shares, and he has no need for liquidity in such investment.

     (d) The Buyer has evaluated the risks of investing in the Shares.

     (e) The Buyer has such knowledge and experience of financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares.

                                    ARTICLE V

                              CONDITIONS TO CLOSING

     5.1 Conditions to Obligations of Buyers and the Company. The obligations of the Buyers and the Company under this Agreement are subject to the fulfillment, at the Closing, of the following conditions precedent, compliance with which, or the occurrence of which may be waived prior to the Closing in writing by all of the Buyers and the Company in their sole discretion:

     (a) The representations and warranties of the Seller shall be true on and as of the Closing Date as though such representations and warranties were made on and as of such date. The Seller shall have performed and complied with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     (b) Each of the Buyers and the Company shall have received at the Closing certificates representing the Shares accompanied by duly executed stock powers as required by Section 1.3 hereof.

     5.2 Conditions to Obligations of Seller. The obligations of the Seller under this Agreement are subject to the fulfillment, at the Closing, of the following conditions precedent, compliance with which, or the occurrence of which may be waived prior to the Closing in writing by the Seller in its sole discretion:

     (a) The representations and warranties of each of the Buyers shall be true on and as of the Closing as though such representations and warranties were made on and as of such date. Each Buyer and the Company shall have performed and complied with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

     (b) The Seller shall have received at the Closing the Purchase Price from each of the Buyers and the Company pursuant to the requirements of Section 1.2.

                                   ARTICLE VI

                                EQUITABLE RELIEF

     Each party understands and agrees that money damages alone would not be a sufficient remedy for any breach of this Agreement by any other party and that any party hereto shall be entitled to injunctive or equitable relief, as a remedy for any such breach by another party. Such remedies shall not be deemed to be exclusive remedies for a breach of this Agreement, but shall be in addition to all other remedies available at law or in equity.

                                   ARTICLE VII

                               GENERAL PROVISIONS

     7.01 Further Assurances. Each of the parties shall, at any time and from time to time after the Closing, upon the request of any other party hereto, and without further consideration, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, any and all such further acts, deeds, assignments, transfers, conveyances and assurances as may reasonably be required by the requesting party to further evidence or effectuate the transactions set forth or contemplated by this Agreement.

     7.02 Survival of Representations and Warranties. The representations and warranties contained in this Agreement shall survive the Closing for the full period of the applicable statute of limitations with respect thereto, if any, or otherwise indefinitely.

     7.03 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia applicable to contracts made and to be wholly performed in such state.

     7.04 Entire Agreement; Amendment. This Agreement, and the exhibits attached hereto, constitute the entire agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings. No amendment, modification or waiver of this Agreement shall be valid unless in each instance such amendment, modification or waiver is in writing or signed by the parties.

     7.05 Notices. Any notice or other communication to be given hereunder by any party to another shall be deemed to be received by the intended recipient
(a) when delivered personally, (b) the day following delivery to a nationally recognized overnight courier service with proof of delivery, or (c) three days after mailing by certified mail, postage prepaid with return receipt requested, in each case addressed to the intended recipient as set forth below with applicable postage or delivery fees prepaid or billing therefor arranged to the sender:

          If to the Buyers, to each of the Buyers at the addresses set forth on Exhibit A hereto.

             If to the Seller, to:        Stan A. Fischer
                                          12887 River Road
                                          Richmond, Virginia  23233

             If to the Company, to:      John L. Hobey
                                         Chief Executive Officer
                                         Open Plan Systems, Inc.
                                         4299 Carolina Avenue, Building C
                                         Richmond, Virginia  23222


             with copies to:             Theodore L. Chandler, Jr., Esquire
                                         Williams, Mullen, Clark & Dobbins, P.C.
                                         1021 East Cary Street
                                         Richmond, Virginia  23219


     7.06 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. None of the parties may assign any provision of this Agreement without the prior written consent of the other parties.

     7.07 Interpretations. The headings to the sections of this Agreement are for the convenience of reference only and do not form part of this Agreement and shall not affect interpretations thereof. Unless the context indicates otherwise, words in a singular number shall be deemed to include words in the plural and vice versa, and words in one gender shall be deemed to include words in other genders.

     7.08  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, all of which shall, in the aggregate, be considered one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.


                                       [THIS SPACE INTENTIONALLY LEFT BLANK]

                                                    SELLER:


                                                     /s/ Stan A. Fischer
                                                     Stan A. Fischer

                                                     BUYERS:


                                                     /s/ A. G. Bertozzi
                                                     A. G. Bertozzi

                                                     /s/ John C. Cullather
                                                     John C. Cullather

                                                     /s/ J. Wesley Hall
                                                     J. Wesley Hall

                                                     /s/ Anthony F. Markel
                                                     Anthony F. Markel

                                                     /s/ Gary L. Markel
                                                     Gary L. Markel

                                                     /s/ Robert F. Mizell
                                                     Robert F. Mizell

                                                     /s/ E. W. Mugford
                                                     E. W. Mugford

                                                     /s/ Troy A. Peery, Jr.
                                                     Troy A. Peery, Jr.

                                                     THE COMPANY

                                                     OPEN PLAN SYSTEMS, INC.


                                               By:    /s/ Anthony F. Markel
                                                      Anthony F. Markel
                                                      Chairman of the Board

Exhibits:

     Exhibit A - Buyers' and Company's Purchase Obligations
     Exhibit B - Company's Form 10-Q for the quarter ended June 30, 1999




0549622.05

                                    EXHIBIT A

                   Buyers' and Company's Purchase Obligations


------------------------------------------- -------------------------------------- --------------------------------------

           Names and Addresses                        Number of Shares
                    of                                      to be
                  Buyers                               to be Purchased                        Purchase Price

------------------------------------------- -------------------------------------- --------------------------------------
Anthony A. Bertozzi                                          50,000                              $ 125,000
3006 Impala Place
Richmond, VA  23228



------------------------------------------- -------------------------------------- --------------------------------------

J. Cullather                                                100,000                                250,000
Cullather Realty
P. O. Box 9316
Richmond, VA  23227

----------------------------------------- -------------------------------------- --------------------------------------

J. Wesley Hall                                              125,000                                312,500
15 Broad Run Road
Manakin-Sabot, VA  23103


------------------------------------------- -------------------------------------- --------------------------------------

Anthony F. Markel                                           100,000                                250,000
Markel Corporation
4551 Cox Road
Glen Allen, VA  23060

------------------------------------------- -------------------------------------- --------------------------------------

Gary L. Markel                                              100,000                               250,000
Markel & Associates
9700 9th Street, N
St. Petersburg, FL  33702

------------------------------------------- -------------------------------------- --------------------------------------

Robert F. Mizell                                             10,000                                 25,000
Davenport & Company
901 East Cary Street
Richmond, VA  23219

------------------------------------------- -------------------------------------- --------------------------------------

E. W. Mugford                                                 4,000                                 10,000
Royal Oldsmobile
8200 West Broad Street
Richmond, VA  23294

------------------------------------------- -------------------------------------- --------------------------------------

Troy A. Peery, Jr.                                           75,000                                187,500
Heilig Meyers Furniture Co.
1900 Manakin Road
Manakin-Sabot, VA  23103

------------------------------------------- -------------------------------------- --------------------------------------

Redemption by the Company1                                  429,542                              1,073,855

------------------------------------------- -------------------------------------- --------------------------------------

         Total                                              993,542                             $2,483,855

------------------------------------------- -------------------------------------- --------------------------------------


                                    EXHIBIT B



           [The Issuer's Form 10-Q for the quarterly period ended June
            30, 1999, previously filed with the Commission, has been
                                    omitted.]


--------
1 For the purposes of the Agreement, the Company is not and shall not be deemed to be a "Buyer."